AXA EQUITABLE LIFE INSURANCE COMPANY
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104

                                EQ ADVISORS TRUST

                     SUPPLEMENT DATED AUGUST 26, 2005 TO THE
              PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005
                                       AND
                              INFORMATION STATEMENT

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                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the above-referenced Prospectuses and Statements of Additional Information, as supplemented, of EQ Advisors Trust (the "Trust"). You may obtain an additional copy of each Prospectus or Statement of Additional Information, or the Trust's most recent Annual Report, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The purpose of this Supplement and Information Statement is to provide you with information about the new investment sub-adviser for the EQ/MONY Money Market Portfolio (the "MONY Portfolio" or "Portfolio").

AXA Equitable Life Insurance Company ("AXA Equitable" or the "Manager") serves as the Investment Manager and Administrator of the Trust. AXA Advisors, LLC and AXA Distributors, LLC serve as the Distributors for the Trust's shares. AXA Equitable and the Distributors are located at 1290 Avenue of the Americas, New York, New York 10104. AXA Equitable, in its capacity as the Manager of the Trust, has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit it and the Trust's Board of Trustees to select and replace investment sub-advisers for the Trust ("Advisers") and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval.

At a special meeting of the Board of Trustees of the Trust held on May 19, 2005, the Board of Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust, the Manager, the Adviser or the Distributors ("Independent Trustees"), unanimously approved the Manager's proposal to appoint Dreyfus to replace Boston Advisors, Inc. ("Boston Advisors") as the Adviser to the MONY Portfolio. The Manager's proposal was based on its evaluation of anticipated changes in investment personnel at Boston Advisors with respect to the MONY Portfolio.

INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENT

Except as to the effective date and compensation, the terms of the new Investment Advisory Agreement between AXA Equitable and the New Adviser for its Portfolio are substantially similar to those of the old investment advisory agreement between AXA Equitable and the prior Adviser. The new Investment Advisory Agreement provides that it will remain in effect for its initial term of two years and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The new Investment Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to AXA Equitable and the New Adviser, or by AXA Equitable or the New Adviser on sixty days' written notice to the Trust and the other party. The agreement also terminates automatically in the event of its assignment or in the event that the Investment Management Agreement between AXA Equitable and the Trust is assigned or terminated for any other reason.

The new Investment Advisory Agreement generally provides that the New Adviser will not be liable for any losses, claims, damages, liabilities or litigation incurred by AXA Equitable or the Trust as a result of any error of judgment or mistake of law by the New Adviser with respect to its Portfolio, except that nothing in the agreement limits the New Adviser's liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the New Adviser in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact, or any omission thereof, in the Trust's prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to its Portfolio, if such statement or omission was made in reliance upon information furnished by the New Adviser to AXA Equitable or the Trust.

Under the old investment advisory agreement between AXA Equitable and Boston Advisors with respect to the MONY Portfolio, dated as of July 9, 2004 and as amended by Amendment No. 1 dated as of December 1, 2004, Boston Advisors received an advisory fee based on the assets of the Portfolio equal to an annual rate of 0.10% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2004, Boston Advisors received $62,487 in advisory fees with respect to the MONY Portfolio. The old investment advisory agreement between AXA Equitable and Boston Advisors with respect to the MONY Portfolio was last approved by the Board of Trustees on December 1, 2004 and by the sole initial shareholder of the Portfolio on December 3, 2003 when the Portfolio commenced operations.

INFORMATION REGARDING THE NEW ADVISER

Dreyfus, a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"), managed, as of March 31, 2005, approximately $161 billion in approximately 200 mutual fund portfolios, including approximately $89 billion in money market funds. Mellon, a global financial services company, offers a comprehensive array of banking services for individuals and corporations and, as of March 31, 2005, had approximately $729 billion in assets under management. Dreyfus is located at 200 Park Avenue, New York, New York 10166 and Mellon is located at One Mellon Center, Pittsburgh, PA 15258.

Stephen E. Canter is Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus. The current directors of Dreyfus are Stephen R. Byers, J. Charles Cardona, Diane P. Durnin, Thomas F. Eggers, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Ronald P. O'Hanley, and J. David Officer. The business address of each of these individuals is 200 Park Avenue, New York, New York 10166.

The day-to-day portfolio management of the MONY Portfolio is handled by a team of investment professionals at Dreyfus consisting of the following individuals:
Patricia Larkin, Senior Portfolio Manager, Director of Money Market Management and Trading, Short Term Taxable Fixed Income Division; Bernard W. Kiernan, Jr., Senior Portfolio Manager, Short Term Taxable Fixed Income Division; and James G. O'Connor, Senior Portfolio Manager, Short Term Taxable Fixed Income Division. Ms. Larkin, a 24-year veteran of Dreyfus, leads the team. Mr. Kiernan also is a 24-year veteran of Dreyfus and has held the position of portfolio manager since 1996. Mr. Kiernan joined Dreyfus in March 1981 as an accountant for money market funds and held that post until 1984 when he became a money market trader for the Dreyfus group of money market funds. Mr. O'Connor joined Dreyfus in March 1999 and is responsible for the investment of assets of Dreyfus' money market funds.

As the new Adviser to the MONY Portfolio, it is anticipated that Dreyfus will seek to achieve the Portfolio's investment objective of maximizing current income while preserving capital and maintaining liquidity by investing the Portfolio's assets in a diversified portfolio of high-quality, short-term debt securities. The MONY Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by U.S. banks and foreign branches of U.S. banks, repurchase agreements, asset-backed securities and commercial paper and other short-term corporate obligations of U.S. issuers.

Dreyfus is one of the largest money market managers in the industry in managing money market funds. Dreyfus focuses on three areas: structuring the Portfolio within the confines of Rule 2a-7 under the 1940 Act ("Rule 2a-7"); intensive in-house credit assessment by Dreyfus' analysts, and financial and audit review on an ongoing basis. Dreyfus has developed and refined a rigorous and robust set of risk management protocols allied to the Rule 2a-7 minimal credit risk asset class, with portfolio management residing distinct from credit and market risk management. The principal risks of investing in the MONY Portfolio are listed in the Trust's Prospectus under the heading "The Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust's Prospectus.

For its services to the MONY Portfolio, Dreyfus receives an advisory fee equal to the following annual rate: 0.04% of the Portfolio's average daily net assets up to and including $1.5 billion; and 0.0375% of the Portfolio's average daily net assets thereafter. This advisory fee rate is lower than that paid under the old investment advisory agreements for the MONY Portfolio. If the new investment advisory agreement with Dreyfus had been in effect for the fiscal year ended December 31, 2004 with respect to the MONY Portfolio, Dreyfus would have received approximately $72,000 in advisory fees, which is approximately 60% lower than the advisory fees paid to Boston Advisers during that fiscal year. For purposes of calculating the advisory fee payable to Dreyfus, the average daily net assets of the MONY Portfolio are combined with the EQ/Money Market Portfolio ("EQ Portfolio") and the AXA Enterprise Money Market Fund II, affiliated portfolios managed by AXA Equitable for which Dreyfus also serves as the investment subadviser. AXA Equitable (and not the MONY Portfolio) is responsible for the payment of the advisory fee to Dreyfus. The management fee for the Portfolio will not change as a result of the appointment of Dreyfus as an Adviser to the MONY Portfolio.

Information regarding other comparable funds for which Dreyfus serves as an adviser is provided in Appendix A to this Supplement.

In addition, to the MONY Portfolio and the EQ Portfolio, Dreyfus has been retained by AXA Equitable to serve as the Adviser to another fund that is managed by AXA Equitable, the AXA Enterprise Money Market Fund II, which is a series of AXA Enterprise Multimanager Funds Trust and, as of May 31, 2005, had approximately $10,600,000 million in net assets.

FACTORS  CONSIDERED  BY THE  BOARD  IN  APPROVING  THE NEW  INVESTMENT  ADVISORY
AGREEMENT

The Board of Trustees, including the Independent Trustees, unanimously approved the proposed Investment Advisory Agreement between AXA Equitable and Dreyfus with respect to the MONY Portfolio, effective as of June 16, 2005.

In approving the Investment Advisory Agreement, the Board considered the overall fairness of the Investment Advisory Agreement and whether the Agreement was in the best interest of the Portfolio. In this connection, the Board considered factors it deemed relevant with respect to the Portfolio, including: (1) the nature, quality and extent of the services to be provided to the Portfolio by the New Adviser and its affiliates; (2) the New Adviser's investment process, personnel and operations; (3) the New Adviser's financial condition; (4) the adequacy of the New Adviser's compliance program; (5) the performance of similar portfolios managed by the New Adviser as compared to an appropriate benchmark and/or peer group; (6) the level of the New Adviser's proposed advisory fee; (7) the anticipated effect of growth and size on the Portfolio's performance and expenses, where applicable; (8) "fall-out" benefits to be realized by the New Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the New Adviser and its affiliates from the New Adviser's relationship with the Trust); (9) to the extent information was available, the estimated profitability of the New Adviser under its Investment Advisory Agreement; and
(10) possible conflicts of interest. In considering the Investment Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board received information from the Manager and the New Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the proposed Investment Advisory Agreement. The Independent Trustees were assisted by independent counsel during their deliberations.

The Board, in examining the nature and quality of the services to be provided by the New Adviser to the Portfolio, considered the New Adviser's experience in serving as an investment adviser for portfolios similar to the Portfolio. The Board noted the responsibilities that the New Adviser would have as an Adviser to the Portfolio. In particular, the Board considered that the New Adviser would be responsible for making investment decisions on behalf of the Portfolio, placing all orders for the purchase and sale of investments for the Portfolio with brokers or dealers, and performing related administrative functions. In addition, the Board reviewed requested information regarding the New Adviser's investment process and the background of the portfolio managers who would provide services to the Portfolio. The Board also reviewed information regarding the adequacy of the New Adviser's compliance program and its results. Further, the Board reviewed financial information regarding the New Adviser.

The Board received information regarding the performance of similar portfolios advised by the New Adviser relative to the average of their peer groups. In this connection, the Board considered that the similar portfolios advised by the New Adviser had outperformed the average of their peer group for the three-, five- and ten-year periods ended March 31, 2005, but had underperformed their peer group for the one-year period ended on that date.

In evaluating the New Adviser's proposed compensation, the Board reviewed the proposed fees under the Investment Advisory Agreement and, to the extent information was available, the New Adviser's anticipated costs and profitability in providing services to the Portfolio, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform their functions. The Board also reviewed and considered the extent to which the New Adviser's fee schedule provides for breakpoints, that is, a reduction of the advisory fee rate as assets increase. The Board determined that the Manager's management fee and the Portfolio's overall expense ratios, which were not expected to change as a result of the appointment of the New Adviser since its fees are paid by the Manager and not the Portfolio, generally were more significant to the Board's evaluation of the fees and expenses paid by the Portfolio than the New Adviser's costs and profitability. The Board also examined the fees to be paid with respect to the Portfolio to be advised by the New Adviser in light of the fees paid by similar portfolios advised by the New Adviser. In this connection, the Board considered that the proposed advisory fee is lower than the advisory fee rate paid to the New Adviser with respect to other similar portfolios for which it serves as investment sub-adviser.

As part of its evaluation of the New Adviser's compensation, the Board also considered other benefits that may be realized by the New Adviser and its affiliates from the New Adviser's relationship with the Trust. In this connection, the Board noted, among other things, that Dreyfus also serves as an Adviser to other portfolios managed by AXA Equitable and receives advisory fees for providing services to those portfolios. The Board also noted that the New Adviser, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions. In this regard, the Board considered the New Adviser's procedures for executing portfolio transactions for the Portfolio and the New Adviser's policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board recognized that the New Adviser to the Portfolio may be affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Portfolio in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with best execution. Finally, the Board recognized that affiliates of the New Adviser may sell, and earn sales commissions from, insurance products, the proceeds of which are invested in the Portfolio.

The Board also considered conflicts of interest that may arise between the Trust and the New Adviser in connection with the services it provides to the Trust and the various relationships that it and its affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of a New Adviser having responsibility for multiple accounts (including the Portfolio it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the New Adviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also considered the manner in which such conflicts are addressed by the New Adviser.

Based on these considerations, the Board was satisfied, with respect to the Portfolio, that: (1) the Portfolio was reasonably likely to benefit from the nature, quality and extent of the New Adviser's services; (2) the Portfolio was reasonably likely to benefit from the New Adviser's investment process, personnel and operations; (3) the New Adviser has the resources to provide the services and to carry out its responsibilities under its Agreement; (4) the New Adviser has an adequate compliance program; (5) the New Adviser's compensation, including any direct or indirect benefits to be derived by it or its affiliates, is fair and reasonable; and (6) the performance of the New Adviser's similar portfolios generally was reasonable in relation to the performance of their peer group. Based on the foregoing, the Board, including the Independent Trustees, approved the Investment Advisory Agreement with respect to the Portfolio.

                                    * * * * *

PORTFOLIO TRANSACTIONS

To the extent permitted by law and in accordance with procedures established by the Trust's Board of Trustees, the Portfolio may engage in brokerage transactions with brokers that are affiliates of the Manager or the Adviser, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Adviser. The MONY Portfolio did not engage in brokerage transactions with any affiliate during the fiscal year ended December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 99% of the Trust's shares as of June 30, 2005. AXA Equitable is organized as a New York stock life insurance company and is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to the Portfolio. As of June 30, 2005, the Trustees and Officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the shares of the Portfolio. To the Trust's knowledge, as of June 30, 2005, no person owned contracts entitling that person to provide voting instructions regarding 5% or more of any class of the Portfolio.

             A COPY OF THE TRUST'S SEMI-ANNUAL REPORTS IS ENCLOSED.

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

                                                                      APPENDIX A

The Dreyfus Corporation

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NAME OF FUND                                                        EFFECTIVE
                                                  NET ASSETS     ANNUAL ADVISORY
                                               (AS OF 06/30/05      FEE RATE
                                                EXCEPT AS NOTED   (% OF AVERAGE
                                                  BELOW) IN          DAILY NET
                                                  MILLIONS            ASSETS)
--------------------------------------------------------------------------------
Dreyfus Cash Management                          $13,193                  0.20%
--------------------------------------------------------------------------------
Dreyfus Cash Management Plus                      8,677                   0.20
--------------------------------------------------------------------------------
Dreyfus Institutional Prime MM                     439                    0.15
--------------------------------------------------------------------------------
Dreyfus Institutional Cash Advantage              7,653                   0.08*
--------------------------------------------------------------------------------
Dreyfus Institutional Cash Advantage Plus         2,623                   0.08*
--------------------------------------------------------------------------------
Dreyfus Money Market Reserves                      474                    0.50
--------------------------------------------------------------------------------
Bear Stearns Prime Money Market                   1,312                   0.17*
                                            (as of FYE 3/31/05)
--------------------------------------------------------------------------------
DIMM - Money Market Series                         479                    0.50
                                            (as of FYE 12/31/04)
--------------------------------------------------------------------------------
DMMI - Money Market Series                         323                    0.50
                                            (as of FYE 12/31/04)
--------------------------------------------------------------------------------
Dreyfus Basic MM                                   967                    0.32*
                                            (as of FYE 2/28/05)
--------------------------------------------------------------------------------
Dreyfus Liquid Assets - CL. I                     4,824                   0.47
                                            (as of FYE 12/31/04)
--------------------------------------------------------------------------------
Dreyfus Worldwide Dollar                           851                    0.40*
                                            (as of FYE 10/31/04)
--------------------------------------------------------------------------------
General MM "A"                                    1,154                   0.50
                                            (as of FYE 11/30/04)
--------------------------------------------------------------------------------
General MM "B"                                    4,957                   0.47*
                                            (as of FYE 11/30/04)
--------------------------------------------------------------------------------

*The fee rate shown reflects fee waivers/reimbursements in effect with respect to the fund.

                                      A-1